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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       June 1, 1998
                                                 -----------------------------



                         SEARCH FINANCIAL SERVICES INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


                    DELAWARE                                0-9539                          41-1356819
 ----------------------------------------------     -----------------------      -----------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)


          600 N. PEARL STREET
              SUITE 2500
             DALLAS, TEXAS                                    75201-2899
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (214) 965-6000
                                                   ----------------------------



                                 NOT APPLICABLE
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

         On June 1, 1998 Registrant received notification from the NASD that the NASD had delisted Registrant's common stock and 9%/7% convertible preferred stock from the NASDAQ National Market effective with the close of business that day. As a result, regular quotations for Registrant's common stock and 9%/7% convertible preferred stock may not be available and persons desiring to purchase or sell shares of Registrant's common stock and 9%/7% convertible preferred stock will be required to seek interested counterparties through "pink sheet" listing.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SEARCH FINANCIAL SERVICES INC.



                                       By:  /s/ ELLIS A. REGENBOGEN
                                           -----------------------------------
                                           Ellis A. Regenbogen
                                           Executive Vice President

Dated:   June 5, 1998